                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           CROSS TIMBERS OIL COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transactions applies:

     ---------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     ---------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     3)  Filing Party:

     ---------------------------------------------------------------------------
     4)  Date Filed:

     ---------------------------------------------------------------------------

  CROSS TIMBERS OIL COMPANY
================================================================================

  810 Houston Street, Suite 2000
  Fort Worth, Texas 76102



April 17, 1998



Dear Stockholder:

  On behalf of the Board of Directors, we invite you to attend the Annual Meeting of Stockholders to be held on the First Floor of the W. T. Waggoner Building, 810 Houston Street, Fort Worth, Texas, on Tuesday, May 19, 1998 at 10:00 a.m. local time.

  Matters to be voted upon are listed in the accompanying Notice of Annual Meeting. Additionally, we will review the Company's operating results for 1997 and our plans for the year ahead.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE TAKE A MOMENT TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOU PLAN TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY PRIOR TO OR AT THE MEETING AND VOTE IN PERSON.


Sincerely,



Bob R. Simpson                           Steffen E. Palko
Chairman of the Board and                Vice Chairman and
Chief Executive Officer                  President

     CROSS TIMBERS OIL COMPANY
================================================================================

     810 Houston Street, Suite 2000
     Fort Worth, Texas 76102



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 1998



To the Stockholders of Cross Timbers Oil Company:

     The Annual Meeting of Stockholders of Cross Timbers Oil Company ("the Company") will be held on Tuesday, May 19, 1998, at 10:00 a.m. local time, on the First Floor of the W. T. Waggoner Building, 810 Houston Street, Fort Worth, Texas, for the following purposes:

     1. To elect three directors;

     2. To approve the 1998 Stock Incentive Plan;

     3. To approve the 1998 Royalty Trust Option Plan;

     4. To transact any other business that may properly come before the meeting or any adjournments thereof.

     By resolution of the Board of Directors, only stockholders of record as of the close of business on Monday, March 23, 1998, are entitled to receive notice of, and to vote at, the Annual Meeting.

     The Annual Report of the Company, including financial statements for the year ended December 31, 1997, accompanies this Proxy Statement.

     Your attention is directed to the Proxy Statement for further information about each of the matters to be considered.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PRESENT, PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD EXACTLY AS YOUR NAME APPEARS THEREON, INDICATING YOUR VOTES BY MARKING THE APPROPRIATE BALLOT BOXES, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

          By Order of the Board of Directors,



          Virginia Anderson
          Secretary

Fort Worth, Texas
April 17, 1998

     CROSS TIMBERS OIL COMPANY
================================================================================

     810 Houston Street, Suite 2000
     Fort Worth, Texas 76102


PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 1998

     This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of Cross Timbers Oil Company ("the Company") for the Annual Meeting of Stockholders to be held on Tuesday, May 19, 1998, and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 17, 1998. The Annual Meeting is called for the purposes stated in the accompanying notice of the meeting.

SHARES OUTSTANDING AND VOTING RIGHTS

     All stockholders of record of the Company's $.01 par value common stock ("Common Stock") and $.01 par value Series A Convertible Preferred Stock ("Preferred Stock") as of March 23, 1998 are entitled to vote at the Annual Meeting. As of that date, there were 38,979,309 shares of Common Stock and 1,138,729 shares of Preferred Stock issued and outstanding. Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to 2.16 votes (with any resulting fractional votes rounded to the nearest whole number) on each matter to be voted on at the Annual Meeting. Stockholders are not entitled to vote cumulatively for the election of directors or on any other matter.

     The Board of Directors requests that you execute and return the proxy promptly, whether or not you plan to attend the Annual Meeting. A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum.

     A proxy marked "abstain" on a matter will be considered to be represented at the Annual Meeting but not voted on such matter and will have the same effect as a vote "against" the matter. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be voted or considered as shares present on any matters for which such shares were not voted because the beneficial holder did not provide voting instructions (commonly referred to as "broker non-votes").

     If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the Annual Meeting in accordance with the stockholder's instructions. If no specific voting instructions are designated, the shares will be voted as recommended by the Board of Directors.

     A proxy may be revoked at any time before it is voted at the Annual Meeting. A stockholder may revoke a prior-dated proxy by executing and delivering a subsequent proxy relating to the same shares or by attending the Annual Meeting and voting in person at that time. Otherwise, revocation of a proxy must be communicated in writing to the Secretary of the Company at its principal office, 810 Houston Street, Suite 2000, Fort Worth, Texas 76102.

COST OF SOLICITATION

     The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of Common Stock. Solicitations will be made primarily by mail, but certain directors, officers or other employees of the Company may solicit proxies in person, by telephone or by other means. Such persons will not receive special compensation for such solicitation services. The Company has engaged ChaseMellon Shareholder Services, L.L.C., to solicit proxies from brokers, banks, nominees and other institutional holders for a fee of $4,500 plus reimbursement for all reasonable out-of-pocket expenses.

ITEM 1.   ELECTION OF DIRECTORS

     In accordance with the Bylaws of the Company, the members of the Board of Directors are divided into three classes, in as equal number as possible, with staggered three-year terms. Each director's term of office continues until the third Annual Meeting of stockholders following his election to office and until a successor is duly elected and qualified. The terms of Class II, Class III and Class I directors expire at the Annual Meeting of stockholders in 1998, 1999 and 2000, respectively.

     The Board of Directors has nominated Bob R. Simpson and Scott G. Sherman for election as directors in Class II. Class II directors will serve for three-year terms continuing until the Annual Meeting in May 2001 and until their successors are elected and qualified. Additionally, the Board has nominated Jack
P. Randall for election as director in Class III to serve until the Annual Meeting in May 1999. Mr. Randall has served as a director since August 19, 1997, following the resignation of Charles B. Chitty on June 10, 1997. All nominees are currently serving as directors and have consented to serve for their new terms. Biographical information (including ages as of April 1, 1998) follows for each person nominated, as well as for each director whose term in office will continue after the Annual Meeting.

     It is the intention of those persons named on the accompanying proxy to vote in favor of the three nominees listed below. Should any one or more of these nominees become unavailable for election, the proxies may be voted with discretionary authority for any substitute recommended by the Board. Directors are elected by a majority of the votes of stockholders present in person or represented by proxy at the Annual Meeting.

     If all nominees are elected, the Board will comprise the following six members, three nonemployee directors and three directors who are executive officers of the Company.


NOMINEES FOR DIRECTOR

--------------------------------------------------------------------------------
C L A S S  I I    (Term Expires 2001)
--------------------------------------------------------------------------------


BOB R. SIMPSON    Age 49. Mr. Simpson has been a director of the Company since
                  1990. A co-founder of the Company with Mr. Palko, Mr. Simpson has been Chairman since July 1, 1996 and has been Chief
                  Executive Officer or held similar positions with the Company and its predecessors since 1986. Mr. Simpson was Vice
                  President of Finance and Corporate Development of Southland
                  Royalty Company (1979-1986) and Tax Manager of Southland
                  Royalty Company (1976-1979).

SCOTT G. SHERMAN  Age 64. Mr. Sherman has been a director of the Company since
                  1990. Mr. Sherman has been sole owner of Sherman Enterprises, a personal investment firm, for the past 11 years. Previously, Mr. Sherman owned and operated Eaglemotive Industries, an automotive parts manufacturing company, for 18 years.


--------------------------------------------------------------------------------
C L A S S  I I I  (Term expires 1999)
--------------------------------------------------------------------------------


JACK P. RANDALL   Age 48. Mr. Randall was appointed by the Board in August 1997, after the resignation of Charles Chitty. He is the president and co-founder of Randall & Dewey, Inc., an oil and gas consulting firm. Prior to that, he was with Amoco Production
                  Company (1975-1989) where he was Manager of Acquisitions and Divestitures for seven years.

DIRECTORS CONTINUING IN OFFICE

--------------------------------------------------------------------------------
C L A S S  I       (Term Expires 2000)
--------------------------------------------------------------------------------

STEFFEN E. PALKO    Age 47. Mr. Palko has been a director of the Company since
                    1990. A co-founder of the Company with Mr. Simpson, Mr.
                    Palko has been Vice Chairman and President or held similar positions with the Company and its predecessors since 1986.
                    Mr. Palko was Vice President-Reservoir Engineering of
                    Southland Royalty Company (1984-1986) and Manager of
                    Reservoir Engineering of Southland Royalty Company
                    (1982-1984).

J. LUTHER KING, JR. Age 57. Mr. King has been a director of the Company since
                    1991. Since 1979, Mr. King has served as President, Principal and Portfolio Manager/Analyst of Luther King Capital Management Corporation, an investment management firm of which Mr. King is the majority shareholder. Previously, he was Vice President and Director of Lionel D. Edie & Company, an investment management firm.

--------------------------------------------------------------------------------
C L A S S  I I I    (Term expires 1999)
--------------------------------------------------------------------------------

J. RICHARD SEEDS    Age 52. Mr. Seeds has been a director of the Company since
                    July 1996. From May 1997 to present, Mr. Seeds has served as
                    Executive Vice President. From August 1993 to May 1997, Mr.
                    Seeds was Career Guidance Counselor with the Springtown
                    Independent School District. Mr. Seeds was an independent personal investment manager from 1986 to 1993. Mr. Seeds was Vice President of Finance and Controller of Southland
                    Royalty Company (1979-1986) and Controller of Southland
                    Royalty Company (1977-1979).

--------------------------------------------------------------------------------

DIRECTORS' COMPENSATION, BOARD MEETINGS AND COMMITTEES

     Employee directors receive no additional compensation for service on the Board of Directors. During 1997 each nonemployee director received 3,375 shares of Common Stock as compensation for services as director to the Company and was also granted 2,250 stock options pursuant to the 1997 Stock Incentive Plan.

     The Board of Directors held six meetings during 1997. Additionally, management frequently discusses Company matters with the directors on an informal basis. All directors attended at least 75 percent of the aggregate number of meetings of the Board and the Committees on which they served during 1997. The Board of Directors does not have a nominating committee. The permanent committees of the Board, number of meetings held during 1997, current membership and functions are as follows:

     AUDIT COMMITTEE (three meetings) - Jack P. Randall, Chairman; J. Luther King, Jr. and Scott G. Sherman. The primary functions of the Audit Committee are to monitor the Company's internal accounting controls, review financial statements and related information, and review the services and fees of the independent auditors.

     COMPENSATION COMMITTEE (four meetings) - J. Luther King, Chairman, and Scott G. Sherman. Jack P. Randall was a member during 1997. The primary functions of the Compensation Committee are to establish and approve the terms of employment of the Chairman and Vice Chairman and to review and approve management's recommendations concerning compensation of the other executive officers and certain other employees. The Compensation Committee also grants all stock options and makes all decisions regarding interpretations of the 1991, 1994 and 1997 Stock Incentive Plans.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of February 1, 1998, the beneficial ownership of Common Stock by directors, the five continuing executive officers named in the Summary Compensation Table, all directors and executive officers as a group, and all persons who were known to the Company to be the beneficial owners of more than five percent of the outstanding shares of Common Stock. All shares of Common Stock and options have been adjusted for the three-for-two stock split effected February 25, 1998.

                                                   COMMON STOCK BENEFICIALLY OWNED (a)
                                                   -------------------------------------
                                                   NUMBER OF
  NAME                                             SHARES                      PERCENT
  -----------------------------------------------  ---------                   ---------

    DIRECTORS AND EXECUTIVE OFFICERS (b):
    Bob R. Simpson (c)...........................  1,560,445                      4.0%
    Steffen E. Palko (c).........................  1,009,098                      2.6
    J. Richard Seeds (c)(d)......................     89,738                      *
    J. Luther King, Jr. (e)......................    191,902                      *
    Jack P. Randall..............................      2,250                      *
    Scott G. Sherman (d)(f)......................     97,837                      *
    Louis G. Baldwin (c).........................    208,897                      *
    Kenneth F. Staab (c).........................    184,849                      *
    Keith A. Hutton (c)..........................    152,005                      *
    Directors and executive officers as a group
      (14 persons) (c)...........................  4,019,140                     10.1

    CERTAIN BENEFICIAL OWNERS:
    Baron Capital Group, Inc. (g)................  5,601,525                     14.4
      767 Fifth Avenue, 24th Floor
      New York, NY  10153
    Stein Roe & Farnham Incorporated (h).........  2,016,225                      5.2
      One South Wacker Drive
      Chicago, IL  60606
    White River Corporation......................  5,400,013                     13.9
      777 Westchester Avenue, Suite 201
      White Plains, NY 10604

   ---------------------

*   Less than 1%

(a) Unless otherwise indicated, all shares listed are directly held with sole voting and investment power.

(b) Includes options, issued under the 1991, 1994 and 1997 Stock Incentive Plans that are exercisable within 60 days of February 1, 1998, to acquire Common Stock, as follows: Mr. Simpson, 225,000; Mr. Palko, 129,000; Mr. Seeds, 75,450; Mr. King, 11,700; Mr. Randall, 2,250; Mr. Sherman, 13,950; Mr.
    Baldwin, 52,500; Mr. Staab, 52,500; Mr. Hutton, 65,577; all directors and executive officers as a group, 886,437.

(c) Includes Common Stock that may be deemed to be beneficially owned pursuant to the terms of the Cross Timbers Oil Company 401(k) Plan that was held by such plan as of December 31, 1997.

(d) Includes shares of Common Stock that would be beneficially owned upon conversion of the Company's Series A Convertible Preferred Stock as follows:
    Mr. Seeds, 3,473; Mr. Sherman (owned by the Scott Sherman Family Limited Partnership), 69,262; all directors and executive officers as a group, 72,735.

(e) Includes 126,202 shares owned by LKCM Investment Partnership ("Investment Partnership"). Mr. King is the general partner and portfolio manager of the Investment Partnership. Mr. King is president of Luther King Capital Management Corporation which is the investment advisor of the Investment Partnership. Luther King Capital Management Corporation and an affiliated company are also limited partners of the Investment Partnership. Mr. King has the power to direct the voting and disposition of these shares.

(f) Includes 80,512 common shares owned by the Scott Sherman Family Limited Partnership. See also (d) above.

(g) As reported on Schedule 13G, Baron Capital Group, Inc. has sole power to vote and dispose of 149,250 shares and shared power to vote and dispose of 5,452,275 shares at December 31, 1997.

(h) As reported on Schedule 13G, SR&F Special Portfolio has the sole power to vote 2,016,225 shares and Stein Roe & Farnham Incorporated has the sole power to dispose of 2,016,225 shares at December 31, 1997.

EXECUTIVE COMPENSATION

     The table below provides information with respect to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company for the years ended December 31, 1997, 1996 and 1995. All shares of Common Stock and Common Stock prices have been adjusted for the three-for-two stock split effected February 25, 1998.

SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------

                                ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                -----------------------------------      -----------------------------
                                                                         RESTRICTED         SECURITIES
                                                       OTHER ANNUAL      STOCK              UNDERLYING   ALL OTHER
NAME AND                        SALARY         BONUS   COMPENSATION      AWARD(s)           OPTIONS/     COMPENSATION
PRINCIPAL POSITION        YEAR  ($)         ($)        ($)(a)            ($)                SARs (#)     ($)(b)
------------------        ----  ---------   --------   ------------      ---------          ----------   ------------

Bob R. Simpson            1997    404,167    350,000         -           1,595,250     (c)     225,000         18,187
  Chairman of the         1996    309,299    300,000         -             477,500     (d)        -            17,785
   Board and Chief        1995    301,053    200,000         -             843,750     (e)        -            17,144
   Executive Officer

Steffen E. Palko          1997    317,083    225,000         -             797,625     (c)     129,000         14,793
  Vice Chairman           1996    302,215    200,000         -             358,125     (d)        -            17,586
   and President          1995    301,053    150,000         -             278,438     (e)        -            16,966

Louis G. Baldwin          1997    151,432     93,000          -               -                 52,500          9,500
  Senior Vice             1996    146,247     66,000          -            143,250     (d)        -             9,500
   President and Chief    1995    140,680     56,000          -            122,344     (e)        -             9,240
   Financial Officer

Kenneth F. Staab          1997    151,379     84,000          -               -                 52,500          9,500
  Senior Vice             1996    145,738     68,000          -            143,250     (d)        -             9,500
   President -            1995    140,133     70,000          -            122,344     (e)        -             9,240
   Engineering

Keith A. Hutton           1997    134,495    103,000          -               -                 63,000          9,500
  Senior Vice             1996    106,496     66,000          -             95,500     (d)      27,619          9,500
   President -            1995    102,400     63,000          -            118,125     (e)      12,881          9,240
   Asset Development

-----------------------------------------------


(a) Amounts do not include perquisites and other personal benefits, securities or property, because the total annual amount of such compensation did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive.

(b) Includes Company 401(k) Plan contributions for each officer of $9,500, $9,500 and $9,240 during 1997, 1996 and 1995, respectively. The remaining amounts for Messrs. Simpson and Palko represent life insurance premiums paid by the Company.

(c) Represents the value of 54,000 and 27,000 performance shares of Common Stock granted on May 20, 1997 and 54,000 and 27,000 performance shares of Common Stock granted on October 1, 1997 to Messrs. Simpson and Palko, respectively, pursuant to the 1997 Stock Incentive Plan. The performance shares granted on May 20, 1997 vested when the stock price closed at $16.67 on October 1, 1997; at that time, the additional 54,000 and 27,000 performance shares were granted that vested when the stock price closed at or above $20 on March 26, 1998. The shares are valued in the above table at $12.58 and $16.96, the closing Common Stock price on the grant dates of May 20, 1997 and October 1, 1997, respectively. Based on the December 31, 1997 Common Stock closing price of $16.63, Mr. Simpson's restricted stock holdings of 54,000 shares had a year-end value of $897,950 and Mr. Palko's restricted stock holdings of 27,000 shares had a year-end value of $448,875. Quarterly Common Stock dividends are paid to holders of performance shares.

(d) Represents the value of 45,000, 33,750, 13,500, 13,500 and 9,000 performance shares of Common Stock granted in 1996 to Messrs. Simpson, Palko, Baldwin, Staab and Hutton, respectively, pursuant to the 1994 Stock Incentive Plan. Performance shares vested when the Common Stock price closed at or above $13.33 on January 13, 1997. These shares are valued in the above table at $10.61 per share, the closing Common Stock price on the grant date of November 20, 1996.

(e) Represents the value of 112,500, 37,125, 16,312, 16,312 and 15,750 performance shares of Common Stock granted in 1995 to Messrs. Simpson, Palko, Baldwin, Staab and Hutton, respectively, pursuant to the 1994 Stock Incentive Plan. These performance shares vested in two equal amounts during 1996 when the Common Stock price reached $9.33 and $10.67. These shares are valued in the above table at $7.50 per share, the closing Common Stock price on the grant date of November 21, 1995.

STOCK INCENTIVE PLANS

    The Company adopted the 1991 Stock Incentive Plan ("the 1991 Plan"), the 1994 Stock Incentive Plan ("the 1994 Plan") and the 1997 Stock Incentive Plan ("the 1997 Plan") to provide incentives for officers, other key employees and nonemployee directors.

    Shown in the tables below are Option/SAR grants during 1997, Option/SAR exercises during 1997 and Option/SAR values as of December 31, 1997 for officers named in the Summary Compensation Table. All shares of Common Stock, Options, SARs and exercise prices have been adjusted for the three-for-two stock split effected February 25, 1998.

OPTION/SAR GRANTS IN 1997
-------------------------------------------------------------------------------------------------------------
INDIVIDUAL GRANTS
-------------------------------------------------------------------------------

                                         PERCENTAGE
                           NUMBER OF     OF TOTAL                                  POTENTIAL REALIZED VALUE
                           SECURITIES    OPTIONS/                                  AT ASSUMED ANNUAL RATES OF
                           UNDERLYING    SARS                                      STOCK PRICE APPRECIATION
                           OPTIONS/      GRANTED TO   EXERCISE                     FOR OPTION TERM (a)
                           SARS          EMPLOYEES    PRICE           EXPIRATION   --------------------------
NAME                       GRANTED       IN 1997      ($/SHARE)       DATE           5% ($)          10% ($)
-----------------------    ----------    --------     ----------      ----------   ---------        ---------
Bob R. Simpson              225,000       12.9%         12.04         05/20/07     1,702,900        4,317,400
Steffen E. Palko            129,000        7.4%         12.04         05/20/07       976,300        2,475,300
Kenneth F. Staab             52,500        3.0%         12.04         05/20/07       397,300        1,007,400
Louis G. Baldwin             52,500        3.0%         12.04         05/20/07       397,300        1,007,400
Keith A. Hutton              63,000        3.6%         12.04         05/20/07       476,800        1,208,900

-------------------------------------

(a) Based on the fair market value at the date of grant and the stated annual appreciation rate, compounded annually, for the option term of ten years. The assumed annual appreciation rates of 5% and 10% were established by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Common Stock. However, the total potential realized value shown for the above named executives represents less than 1.5% of the total appreciation all stockholders would realize.

AGGREGATED OPTION/SAR EXERCISES IN 1997 AND 12/31/97 OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------------

                                                  NUMBER OF SHARES                  VALUE OF
                    SHARES                        UNDERLYING UNEXERCISED            UNEXERCISED IN-THE-MONEY
                    ACQUIRED                      OPTIONS/SARs AT 12/31/97 (#)      OPTIONS/SARs AT 12/31/97 ($)
                    ON EXERCISE    VALUE          ------------------------------    ------------------------------
NAME                (a) (#)        REALIZED ($)   EXERCISABLE      UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
------------------  -----------    ------------   -----------      -------------    -----------      -------------

Bob R. Simpson      235,687         1,409,445        112,500          112,500          515,625          515,625
Steffen E. Palko    199,125         1,213,547         64,500           64,500          295,625          295,625
Kenneth F. Staab     66,543           407,104         26,250           26,250          120,313          120,313
Louis G. Baldwin     66,543           407,104         26,250           26,250          120,313          120,313
Keith A. Hutton      30,598           186,831         34,077           61,329          167,890          368,684

----------------------------

(a) Included are shares underlying SARs, as follows: Mr. Simpson, 31,500; Mr. Palko, 9,000; Mr. Staab, 1,800; Mr. Baldwin, 1,800.

COMPENSATION ARRANGEMENTS

     The Company's bonus plans are designed to reward employees for exceptional performance and significant contributions to the Company's success. Bonuses are generally paid annually or semiannually to employees in certain executive, professional, supervisory or other key management positions. All bonuses are dependent upon an employee's performance exceeding requirements and the Company's profitability and ability to provide returns to investors.

     The Company sponsors a 401(k) benefit plan that allows employees to contribute and defer a portion of their wages. All employees over 21 years of age and with at least three months of service with the Company may participate. Employee contributions of up to 10% of wages are matched by the Company. Employee contributions vest immediately while the Company's contributions vest 100% after three years of service.


EMPLOYMENT AND SEVERANCE AGREEMENTS

     In February 1995, Messrs. Simpson and Palko entered into new employment agreements effective March 31, 1995 and ending on December 31, 1995, which automatically continue from year to year thereafter until terminated by either party upon thirty days written notice prior to each December 31. Pursuant to these agreements, Messrs. Simpson and Palko each receive an annual base salary of at least $300,000. In December 1996, the Committee increased the annual base salary of Messrs. Simpson and Palko to $400,000 and $315,000, respectively, and December 1997, the Committee increased the annual base salary to $450,000 and $340,000, respectively. Each employment agreement provides that the employee is entitled to participate in any incentive compensation program established by the Company for its executive officers, in a manner approved by the Committee. The employee also receives $2,000,000 of life insurance, participates in the group medical and disability insurance plans of the Company and receives a $700 per month automobile allowance, as well as fuel, oil, maintenance and insurance costs for automobiles. The agreements are subject to early termination upon the death or disability of the employee, or for cause. If an agreement is terminated because of death or disability, the compensation payments continue for the term of the agreement, reduced by the amount of disability insurance paid to the employee. If an agreement is terminated for cause, as defined, the Company is not required to make additional payments.

     The employment agreements further provide that the employee may terminate the agreement for "good reason," which means: failure to reelect the employee to his office, significant change in the employee's duties, reduction of or failure to provide typical increases in the employee's salary following a change in control of the Company, relocation of the employee to an office outside the Fort Worth/Dallas metropolitan area, breach of the agreement by the Company, or failure to maintain the employee's level of participation in the compensation and benefit plans of the Company. If the employee terminates his employment for good reason after a Change in Control (as defined below), or if the employee is terminated by the Company in anticipation of, or following, a Change in Control, the employee is entitled to a lump-sum payment of three times his most recent annual compensation. Such compensation includes annual management incentive compensation and planned level of annual perquisites, but generally excludes benefits received pursuant to the Company's stock incentive plans. In addition, the employee becomes fully vested in the Company's stock incentive plans upon any such termination. The lump-sum payment (including the value of full vesting in the Company's stock incentive plans) will be reduced to the maximum amount permitted under the Internal Revenue Code ("Code") that does not constitute a parachute payment, unless the employee elects to receive the full amount. (The Code defines a parachute payment as any severance payment, contingent upon a Change in Control, the aggregate present value of which is in excess of three times the employee's average annual compensation over the past five years.) If the termination for good reason occurs other than because of a Change in Control, the employee is entitled to severance pay in the amount that would have been paid him under the employment agreement had it not been terminated.

     A "Change in Control" of the Company under the employment agreements is deemed to have occurred only if: any person, or persons acting together as a group, shall become the direct or indirect beneficial owner of more than 50% of the Company's issued and outstanding voting equity securities; a change in the majority of the Board of Directors occurs within a twelve-month period (unless approved by the vote of two-thirds of the directors still in office who were directors at the beginning of such twelve-month period); or a plan or agreement is adopted, approved or executed to dispose of all or substantially all the assets or outstanding Common Stock of the Company.

     In June 1997, the Board of Directors approved severance protection plans ("Severance Plans") for all employees of the Company. Under the terms of the Severance Plans, an employee is entitled to receive a severance payment if a change of control in the Company occurs and either the employee is terminated within two years of the change of control or the employee terminates his employment after a stated period (the President and the Chief Executive Officer may terminate their employment after three months; Executive Vice Presidents or Senior Vice Presidents may terminate their employment after six months). The Severance Plans will not apply to any employee that is terminated for cause, for permanent disability, due to an employee's death, or by an employee's own decision for other than good reason (e.g., change of job status or a required move of more than 25 miles). If entitled to severance under the terms of the Severance Plans, the Chief Executive Officer and President will receive three times their annual salary and bonus and eighteen months medical, vision, and dental benefits and Executive Vice Presidents and Senior Vice Presidents will receive two and one-half times their annual salary and bonus and eighteen months medical, vision, and dental benefits.

     The Severance Plans also provide that if employees are subject to the 20% parachute excise tax, then the Company will pay the employee under the Severance Plan an additional amount to "gross up" the payment so that the employee will receive the full amount due under the terms of the Severance Plan after payment of the excise tax. Also, all stock options and performance shares granted under any existing stock incentive plan will become vested.

     Messrs. Simpson and Palko, who have severance benefits under their employment agreements as described above, may elect, within ten days of their termination of employment, to receive severance benefits provided under the Severance Plans in lieu of, but not in addition to, the severance benefits under their employment agreements.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     In 1997, the Compensation Committee of the Board of Directors ("the Committee") was composed of Messrs. King, Randall and Sherman, all of whom are nonemployee directors of the Company. The Committee reviews the Company's executive compensation program, grants all stock options and makes all policy decisions regarding interpretations of the 1991 Plan, the 1994 Plan and the 1997 Plan. The overall policy of the Company's executive compensation program is to attract, retain and reward executives who are capable of leading the Company in achieving its business objectives and strategies in a highly competitive industry.

     The Company participates in four major annual compensation surveys, prepared by independent consultants, that provide comparative compensation data for a broad group of domestic companies in the oil and gas industry. Guided by these surveys, compensation ranges are established and individual executive compensation is determined based upon the individual's responsibilities and performance. Participants in these surveys are not necessarily included in the Dow Jones Secondary Oil Index, the industry index used by the Company in its Performance Graph. However, the Committee believes that these surveys provide the best available compensation data for the Company's most direct competition for executive talent.

     The Company generally sets its executive compensation at the upper range cash compensation of executives with competitors having similar responsibilities. Adjustments are made to account for cases in which the responsibilities of Company executives appear to differ from the responsibilities of executives of the companies surveyed. The Company's base salaries have historically been set near the median, so that bonuses, primarily determined by individual performance, will constitute a substantial portion of cash compensation. Annual bonus and other compensation to executive officers are determined by subjective and quantitative analysis of both corporate and individual performance, rather than using a predetermined formula.

TAX DEDUCTION LIMITATION FOR EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to executive officers named in the Summary Compensation Table to $1 million, unless certain requirements are met. During 1997, none of the executive officers named in the table received compensation exceeding the maximum deductible amount. Because the Company's stock incentive plans comply with Section 162(m), the tax deductions available to the Company when executive officers exercise their existing stock options or when their performance shares vest will not be applied against the $1 million limit. The Compensation Committee intends to monitor compensation paid to the Company's executive officers so that the corporate tax deduction is maximized, while maintaining the flexibility to attract and retain qualified executives.


COMPENSATION OF THE CEO AND PRESIDENT

     The Committee sets the cash compensation of Messrs. Simpson and Palko. The Committee believes there is necessarily some subjectivity in setting cash compensation of the Company's executive officers and does not use predetermined performance criteria when setting such cash compensation. In determining appropriate cash compensation levels, the Committee subjectively and quantitatively analyzes the individual's performance, the performance of the Company and the individual's contribution to that performance. Specific factors considered in setting bonus levels include the Company's operational and financial results, success of the Company's acquisition and development programs and prudent management of the Company's capital structure. The Committee also considers the executive's level and scope of responsibility, experience, and the compensation practices of competitors for executives of similar responsibility. The Committee does not establish predetermined maximum bonuses.

     The minimum salaries of Messrs. Simpson and Palko are set by employment contracts approved by the Committee, as described under "Employment and Severance Agreements" above. In setting 1997 bonuses for Messrs. Simpson and Palko, the Committee took into consideration their roles in formulating goals and implementing the strategy resulting in record levels of oil and gas production, cash flow from operations, net income and earnings per share. The Committee also took into consideration the Company's acquisition of more than $250 million in producing properties, including an innovative preemptive strategy for purchasing $195 million in San Juan Basin properties and establishing a new core area. Additional factors included two successful subordinated note offerings totaling $300 million and the divestiture of approximately $30 million in non-strategic properties. These significant achievements increased stockholder value and laid the foundation for achieving above average growth rates as measured by cash flow per share.

     The Committee relies heavily upon stock-based incentives, including stock options, stock appreciation rights and performance shares to compensate the executive employees of the Company. The Committee believes that stock-based incentives encourage and reward effective management that results in long-term corporate financial success, as measured by stock price appreciation. Stock-based incentives awarded to Messrs. Simpson and Palko and other executive employees are based on the Committee's subjective evaluation of the employee's ability to influence the Company's long-term growth and profitability and to reward outstanding individual performance and contributions to the Company.

     The Compensation Committee awarded 225,000 and 129,000 stock options (as adjusted for the three-for-two stock split) to Messrs. Simpson and Palko, respectively, on May 20, 1997. In accordance with the grant, one-half of these stock options vested on October 1, 1997 when the Common Stock price first closed above $16.67. The balance of the stock options vested to Messrs. Simpson and Palko when the Common Stock price closed at or above $20.00 on March 26, 1998. Pursuant to the 1997 Plan, the Committee also awarded 54,000 and 27,000 performance shares (as adjusted for the three-for-two stock split) to Messrs. Simpson and Palko, respectively, on May 20, 1997 (when the Common Stock closing price was $12.58 per share) that vested when the Common Stock price first closed above $16.67 on October 1, 1997. An additional 54,000 and 27,000 performance shares were awarded to Messrs. Simpson and Palko, respectively, on October 1, 1997 (when the Common Stock closing price was $16.96) that vested when the Common Stock price closed at or above $20.00 on March 26, 1998.

                            Compensation Committee:
                            ----------------------
                              J. Luther King, Jr.
                                Jack P. Randall
                               Scott G. Sherman

PERFORMANCE GRAPH

     Common Stock of the Company began trading publicly on May 12, 1993. The following graph compares the percentage change in the cumulative total stockholder return on the Common Stock against the total return of the S&P 500 Index and the Dow Jones Oil, Secondary Index for the period of May 12, 1993 to December 31, 1997. The graph assumes that the value on May 12, 1993 of the investment in Common Stock (at the initial public offering price) and each index was $100 and that all dividends were reinvested.


                 COMPARISON OF 55 MONTH CUMULATIVE TOTAL RETURN
               AMONG CROSS TIMBERS OIL COMPANY, THE S&P 500 INDEX
                     AND THE DOW JONES OIL, SECONDARY INDEX

       Measurement         Cross Timbers   S&P   Dow Jones Oil,
          Date              Oil Company   Index  Secondary Index
-------------------------  -------------  -----  ---------------

       5/12/93                  100        100        100

         12/93                  111        107         91

         12/94                  120        108         88

         12/95                  143        149        102

         12/96                  207        183        126

         12/97                  311        244        134


     This performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 1997, Mr. Simpson sold 65,000 units of beneficial interest ("Units") in Cross Timbers Royalty Trust (traded on the New York Stock Exchange under the symbol "CRT") to a third party in a private transaction for $942,500. Mr. Simpson had purchased these Units at an average cost of $9.45 per Unit. The Company subsequently purchased these Units at market value from the third party in a private transaction for $942,500.

     During 1997, the Company incurred fees of $1,556,408 and expenses of $5,140 with Randall & Dewey, Inc. for consulting services performed in connection with certain property divestitures and the acquisition of producing properties in the San Juan Basin. Mr. Randall, a director of the Company, is the president and 50% owner of Randall & Dewey, Inc.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires directors and officers of the Company and persons who own more than ten percent of Common Stock to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock. The SEC requires that copies of such reports be provided to the Company. To the Companys knowledge, based solely on the information furnished to the Company and written representations that no other reports were required, all applicable Section 16(a) filing requirements were complied with during and for the year ended December 31, 1997.


PROPOSALS BY THE BOARD

ITEM 2.  APPROVAL OF THE 1998 STOCK INCENTIVE PLAN

     On April 13, 1998, the Compensation Committee ("the Committee") of the Board of Directors adopted the Cross Timbers Oil Company 1998 Stock Incentive Plan ("1998 Plan"), subject to stockholder approval at the 1998 Annual Meeting. The following general description of the material features of the 1998 Plan is qualified in its entirety by reference to the entire document filed as Exhibit A hereto.

     Purposes. The purposes of the 1998 Plan are to provide incentives to directors, officers and employees of the Company to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of stockholders, to provide management of the Company with a proprietary ownership interest in the Company, to maintain competitive compensation levels, to attract and retain competent and talented employees and directors, and to provide incentives to management of the Company for continuous employment. Pursuant to the terms of the 1998 Plan, an aggregate of 6,000,000 shares of Common Stock are available for grant, of which 3,000,000 may be performance
shares.   However, in the aggregate with any other stock incentive plan of the
Company, the Company may not grant nonqualified options, incentive stock options, or performance shares if the total number of shares of Common Stock subject to outstanding options and unvested performance shares exceeds 6% of the total number of shares of Common Stock that the Company has issued and are outstanding at the time any grants are made. For example, as of March 31, 1998, there were 39,148,843 shares of Common Stock issued and outstanding, and thus, under the terms of the 1998 Plan, no more than 2,348,930 shares could be granted and outstanding under all of the Company's stock incentive plans. As of March 31, 1998, there were a total of 1,672,044 options outstanding under the 1991, 1994 and 1997 Plans. Therefore, only 676,886 additional options or performance shares could have been granted under the 1998 Plan as of that date.

     The maximum number of shares of Common Stock that may be issued to any individual pursuant to options or performance shares during any one year is 600,000 and 300,000, respectively, and during the life of the 1998 Plan is 1,200,000 and 600,000, respectively. No awards may be made under the 1998 Plan after the tenth anniversary of the effective date of the Plan. Only the net shares issued under the 1998 Plan will be counted as issued, and shares of Common Stock surrendered for payment of the exercise price of an option or for income tax withholding obligations and shares relating to any unexercised portion of a terminated or expired option may be made available for issuance under the 1998 Plan.

     Administration. The 1998 Plan will be administered by the Committee, consisting of two or more outside directors. The Committee will have full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1998 Plan. Members of the Committee currently are Messrs. King and Sherman.

     Eligibility. Directors, officers and key employees of the Company will be eligible to receive stock options or performance shares under the 1998 Plan. Approximately 75 employees would currently qualify to participate in the 1998 Plan. Members of the Board of Directors who are not employed by the Company ("nonemployee directors") will receive annual automatic grants of stock options and performance shares. The Committee has made no determination as to which of the directors, executive officers or other eligible employees or managers of the Company, its subsidiaries and affiliates will receive grants under the 1998 Plan.

     Stock Options. The 1998 Plan will permit the granting of incentive stock options ("ISOs") and non-qualified options. To qualify as ISOs, options must meet additional federal income tax requirements, including a limitation that the aggregate fair market value of ISOs that first become exercisable by an optionee during any calendar year may not exceed $100,000. Further, ISOs cannot be granted to any owner of 10% or more of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless the ISOs (i) have an exercise price of 110% of the fair market value of the Common Stock on the date of grant, and (ii) may not be exercised more than five years from the date of grant thereof.

     A stock option entitles the grantee to purchase a number of shares of Common Stock at a price ("Exercise Price"), which will be not less than 100% of the fair market value of a share of Common Stock on the date the option is granted. The Exercise Price must be paid in full with cash or, unless otherwise provided by the award agreement, by delivery of previously owned Common Stock or Common Stock being acquired pursuant to such exercise, valued at its fair market value on the exercise date. However, in order for the optionee to be able to pay for the Exercise Price with previously owned Common Stock or with the Common Stock that the optionee is acquiring pursuant to such exercise, the optionee must show that he directly owns on the date of exercise shares of Common Stock sufficient to pay the Exercise Price, and that he has owned such shares for six months or more.

     The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant. The Committee will determine at which time or times each option may be exercised. Stock options will be evidenced by option agreements, the terms and provisions of which may differ. No stock option shall be transferable by the optionee other than by will or by the laws of descent or distribution, unless the Committee authorizes all or a portion of the stock option to be granted to immediate family members or to an entity involving immediate family members, subject to certain restrictions.

     In the event of termination of employment by reason of death, an option may thereafter be exercised by the optionee's estate, or by such person who acquires the right to exercise such option by inheritance, bequest or by reason of such optionee's death (to the extent it was then exercisable) for one year after such death. In the event of termination of employment by reason of permanent disability, an option may thereafter be exercised (to the extent it was then exercisable) within one year after such termination. In the event of termination of employment by reason of retirement, an option may thereafter be exercised (to the extent it was then exercisable) within three months thereafter. In the event of termination of employment by reason other than death, retirement, or disability, ISOs terminate immediately and non-qualified options may be exercised within 30 days after termination, unless termination is for cause, and then non-qualified options terminate immediately. The stated exercise periods can be modified by the Committee.

     Performance Shares. The Committee may award shares of Common Stock ("Performance Shares") to any person eligible to participate in the 1998 Plan. In addition to any other restrictions the Committee may place on Performance Shares, the Committee may, in its discretion, provide that Performance Shares shall vest upon the satisfaction of performance targets to be achieved during an applicable Performance Cycle. Performance Shares may, in the Committee's discretion, be subject to forfeiture, in whole or in part, in the event that performance targets established by the Committee are not met. Any award of Performance Shares to the Chief Executive Officer or any other named executive officer, as listed in the prior year's proxy statement, will comply with the requirements for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury regulations promulgated thereunder. With respect to such officers, performance targets established by the Committee may relate to corporate, group, unit or individual performance and may be established in terms of market price of Common Stock, cash flow or cash flow per share, reserve value or reserve value per share, net asset value or net asset value per share, or earnings. Upon election of the participant on the date of vesting, and upon approval by the Committee, the Company may purchase some or all of the participant's vested Performance Shares at the fair market value on the date the Committee determines that the Performance Shares have vested. Within seven business days after receipt of the participant's election, the Committee will inform the participant of its decision whether to approve the purchase of such Performance Shares.

     Taxation of ISOs. No taxable income will be realized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO and if no disposition of such shares is made within two years after the date of grant or within one year after the transfer of such shares to such optionee, then, upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss and no deduction will be allowed to the Company for federal income tax purposes. If no disqualifying disposition is made in the year of exercise, the exercise of an ISO will give rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee will realize ordinary income in the year of such disqualifying disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price thereof and the Company in general will be entitled to deduct such amount. Any additional gain realized by the participant will be taxed as a short-term, mid-term or long-term capital gain, depending on how long the shares have been held, and will not result in any deduction by the Company. The holding period for mid-term capital gain treatment is one year to 18 months and for long-term capital gain treatment is more than 18 months.

     If an ISO ceases to qualify as an ISO for any reason, the option will be treated as a non-qualified option. Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the tax treatment described above if it is exercised more than three months following the termination of employment.

     Taxation of Non-Qualified Options. No income will be realized by an optionee at the time a non-qualified option is granted. Ordinary income will be realized by the optionee upon exercise in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price (the amount paid for the shares) and the Company in general will be entitled to a tax deduction in same amount. At disposition, appreciation (or depreciation) after the date of exercise will be treated as short-term, mid-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Taxation of Common Stock Used to Exercise Options. Shares of Common Stock delivered to pay for shares of Common Stock purchased on the exercise of an ISO or a non-qualified stock option will be valued at the fair market value at the date of exercise. Unless the delivery of shares constitutes a disqualifying disposition of shares acquired upon exercise of an ISO, no taxable gain or loss will be realized on the surrender of such shares. For federal income tax purposes, the optionee receives the same tax basis and holding period in a number of the new shares equal to the number of old shares exchanged. The optionee will also receive a tax basis in the additional shares equal to zero in the case of an ISO or equal to their fair market value at the date of exercise in the case of a non-qualified stock option and a new holding period in either case.

     Taxation of Performance Shares. A recipient of Performance Shares generally will recognize ordinary income equal to the fair market value of the Common Stock at the time the Common Stock is no longer subject to forfeiture less any amount paid for such stock. However, a recipient who makes an election under Section 83(b) of the Code, within thirty days of issuance of the Performance Shares, will recognize ordinary income on the date of issuance equal to the fair market value of the Performance Shares at that time less any amount paid for such stock. The recipient will receive a tax basis in the Performance Shares equal to their fair market value at the time income is recognized. If the Performance Shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited Performance Shares. Upon sale of the shares after the forfeiture period has expired, any gain or loss will be short-term, mid-term or long-term capital gain or loss depending upon the length of his holding period, which begins when the restriction expires (or upon the earlier issuance of the Performance Shares, if the recipient elected immediate recognition of income under Section 83(b)). The Company must withhold income taxes and in general will be entitled to a deduction equal to the ordinary income recognized by the recipient.

     Automatic Grants. The 1998 Plan provides that each nonemployee director, on the date he or she is initially elected or appointed and on the first business day following the Annual Meeting of Stockholders of each subsequent year thereafter in which the nonemployee director is still serving as a director, will automatically be granted a stock option to purchase 2,250 shares of Common Stock with an Exercise Price equal to the fair market value on the date of such grant, and shall automatically be granted, in lieu of a cash fee for serving as a director of the Company, 3,375 performance shares, which vest immediately. To the extent similar automatic grants have been provided for under any other stock incentive plan, duplicate grants will not be made.

     Amendment. The Committee is permitted to amend the 1998 Plan in response to changes in securities or other laws or to comply with stock exchange rules or requirements. The 1998 Plan may be terminated, modified or amended by the Committee, but without stockholder approval, the Committee may not increase the number of shares of Common Stock which may be issued under the Plan or to any individual (except for changes in capital structure) or change the employees or class of employees eligible to participate in the 1998 Plan. No termination, modification or amendment shall adversely affect any outstanding grants without the holder's consent.

     Changes in Capital Structure. The 1998 Plan provides that the Committee may make proportionate adjustments upwards or downwards upon an increase or decrease, respectively, in the number of shares of Common Stock outstanding as a result of certain recapitalization or similar events. Upon the merger or consolidation of the Company in which the Company is the survivor, each holder of an option will be entitled to receive upon exercise the number and class of securities to which the holder would have been entitled pursuant to the merger or consolidation agreement if, immediately prior to such event, such holder had been the holder of record of the number of shares of Common Stock as to which such option was exercisable.

     In the event of a merger or consolidation in which the Company is not the surviving corporation, or in the event of a sale or other disposition of all of the Company's assets to another entity, the Committee may elect any of the following: (i) that if the successor entity is willing to assume the obligation to deliver shares of stock after the effective date of the merger, consolidation or sale of assets, each holder of an option shall be entitled to receive, upon the exercise of such option, such shares of stock or other securities as the holder of such option would have been entitled to receive had such option been exercised immediately prior to the consummation of such merger, consolidation or sale of assets; (ii) to waive any limitations set forth in or imposed pursuant to the 1998 Plan or any award agreement with respect to any option or Performance Share such that (A) such option shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets or
(B) the vesting of such Performance Shares shall occur upon such merger, consolidation or sale of assets; or (iii) to cancel all outstanding options as of the effective date of any such merger, consolidation or sale of assets provided that prior notice of such cancellation shall be given to each holder of an option at least 30 days prior to the effective date of such merger, consolidation or sale of assets, and each holder of an option shall have the right to exercise such option in full prior to the effective date of such merger, consolidation or sale of assets.

BOARD RECOMMENDATION

     The Board of Directors believes that it would be in the Company's best interest to adopt the 1998 Plan in order to provide incentives to directors, officers and employees of the Company to contribute to the Company's future success and prosperity, to provide management of the Company with a proprietary ownership interest in the Company, to maintain competitive compensation levels, to attract and retain competent and talented employees and directors and to provide incentives to management of the Company for continuous employment. The Company has historically used stock options and performance share grants as a means to provide part of the compensation and incentives to its management. The vesting of all performance share grants and the vesting of all option grants that have been made pursuant to the 1997 Plan have been tied to the performance of the Company's Common Stock. The Company generally makes new grants only if management meets its performance targets and exercises its option and performance share grants. The 1998 Plan is designed to limit the maximum number of nonqualified options, ISOs, and performance shares which may be granted and are outstanding at any one time to 6% of the total number of shares of Common Stock that the Company has issued and are outstanding.

     For example, as of March 31, 1998, there were 39,148,843 shares of Common Stock issued and outstanding, and thus, under the terms of the 1998 Plan, no more than 2,348,930 shares could be granted and outstanding under all of the Company's stock incentive plans. As of March 31, 1998, there were a total of

1,672,044 options outstanding under the 1991, 1994 and 1997 Plans. Therefore, only 676,886 additional options or performance shares could have been granted under the 1998 Plan as of that date. Unless the performance targets are met and management exercises its option and performance share grants (or the number of issued and outstanding shares increases), no additional shares can be granted. This provides incentives to management to meet the performance targets and subsequently exercise its option and performance share grants so that new grants with higher performance targets can be made.

     The affirmative vote of the holders of a majority of the votes of shares of Common Stock and Preferred Stock represented and entitled to vote at the Annual Meeting is required to ratify the adoption of the 1998 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE ADOPTION OF THE CROSS TIMBERS OIL COMPANY 1998 STOCK INCENTIVE PLAN.


ITEM 3.  APPROVAL OF THE 1998 ROYALTY TRUST OPTION PLAN

     On April 13, 1998, the Compensation Committee (the "Committee") of the Board of Directors adopted the Cross Timbers Oil Company 1998 Royalty Trust Option Plan (the "Option Plan"), subject to stockholder approval at the 1998 Annual Meeting. The Option Plan provides for the granting of options to purchase units of beneficial interest ("Units") in the Cross Timbers Royalty Trust (the "CT Royalty Trust") or in one or more royalty trusts (the "Royalty Trust") that may be established by the Company. The CT Royalty Trust holds, and the Royalty Trust may hold, net overriding royalty interests (equivalent to net profits interests) carved out of certain oil and gas properties that are currently owned by the Company. As of March 31, 1998, the Company owned 1,360,000 Units of the CT Royalty Trust, all or a portion of which may be subject to options in the Option Plan. At the time of establishing the Royalty Trust, royalty interests will be transferred to the Royalty Trust by the Company in exchange for all of the Units in the Royalty Trust. Under the Option Plan, the Company may grant options to purchase Units in an aggregate amount that may not exceed $12,000,000 in fair market value on the dates of grant. The following general description of the material features of the Option Plan is qualified in its entirety by reference to the Option Plan, which is set forth in Exhibit B to this Proxy Statement.

     Purpose. The purpose of the Option Plan is to advance the interests of the Company by providing management the option to acquire at fair market value income yielding interests (the Units) in properties in which the Company shares economic interests. By sharing with the Company the economic benefits of certain properties that are managed by the Company, key employees are provided additional incentives in the success of the Company. Further, since the Option Plan will allow participants in the Option Plan to pay for the exercise of their options by tendering Common Stock of the Company (see discussion below), it will provide greater liquidity to the participants so that they will not have to sell the Common Stock that they own.

     Administration. The Option Plan will be administered by the Committee, which has the discretion to select the persons to receive options, the number of Units covered by each option, the term, exercise price and all other terms and conditions of each option. It is anticipated that approximately 25 employees will be eligible to receive options.

     Options. The term of an option will be established by the Committee, but in no event will the term be longer than three years. The Committee will determine at which time or times each option may be exercised. The exercise price of each option will be not less than 100% of the fair market value of a Unit on the date the option is granted, and will be payable in cash or, unless the Committee determines otherwise, in shares of Common Stock of the Company previously owned by the optionee. The aggregate maximum value of options that can be granted to any one individual shall be $2,000,000, valued at the fair market value on the date of grant. Unless otherwise determined by the Committee, the optionee may also satisfy any tax withholding obligations resulting from the exercise of an option by delivery to the Company of previously owned shares of Common Stock.

     In the event of termination of employment by reason of death, an option may thereafter be exercised by the optionee's estate, or by such person who acquires the right to exercise such option by inheritance, bequest or by reason of such optionee's death (to the extent it was then exercisable) for one year after such death. In the event of termination of employment by reason of permanent disability, an option may thereafter be exercised (to the extent it was then exercisable) within one year after such termination. In the event of termination of employment by reason of retirement, an option may thereafter be exercised (to the extent it was then exercisable) within three months thereafter. In the event of termination of employment by reason other than death, disability or retirement, options may be exercised within 30 days after termination, unless termination is for cause, and then the options terminate immediately.

     Adjustments. In the event of any recapitalization or similar change of the CT Royalty Trust or the Royalty Trust, the number of Units remaining subject to the Option Plan, the number of Units subject to any outstanding options and the exercise price and any other relevant provisions of outstanding options will be appropriately adjusted by the Committee.

     Amendment; Termination. The Board of Directors may at any time suspend or terminate the Option Plan or amend it in any respect, except that without shareholder approval, no amendment may increase the maximum number of Units subject to the Option Plan.

     Sale/Repurchase Rights for Units. If a termination of employment of an optionee should occur prior to the time the Units are publicly traded, the Company will have the right to purchase from the employee all Units acquired by exercise of options at a purchase price equal to the fair market value of the Units at the time of termination. The employee will have a corresponding right to sell to the Company all Units acquired upon exercise of option.


BOARD RECOMMENDATION

     The Board of Directors believes it to be in the Company's best interests to adopt the Option Plan in order to provide liquidity to the participants without requiring sale of their Common Stock. The options will be granted at the fair market value of the Units on the date of grant. The Company and the participants will share in the enhanced value and income produced from the properties underlying the Units.

     Adoption of the Option Plan requires the affirmative vote of holders of a majority of the shares of Common Stock and Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO ADOPT THE CROSS TIMBERS OIL COMPANY 1998 ROYALTY TRUST OPTION PLAN.

OTHER MATTERS


INDEPENDENT AUDITORS

     The Company retains Arthur Andersen LLP as its principal independent public accountants, as selected by the Board of Directors. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement at the meeting should they desire to do so.


OTHER BUSINESS

     The Board does not know of any business to be presented for consideration at the Annual Meeting other than those matters described in this Proxy Statement. If any other matters should properly come before the meeting, however, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.


SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received at the Company's principal executive offices in Fort Worth, Texas, on or before December 18, 1998, to be considered for inclusion in the Company's proxy statement and accompanying proxy for that meeting.


ANNUAL REPORT AND FORM 10-K

     The Company's 1997 Annual Report, including audited financial statements, accompanies this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders upon written request to: Investor Relations, Cross Timbers Oil Company, 810 Houston Street, Suite 2000, Fort Worth, Texas 76102.


                         By Order of the Board of Directors,



                         Virginia Anderson
                         Secretary


Fort Worth, Texas
April 17, 1998

                                                                       EXHIBIT A

================================================================================








                           CROSS TIMBERS OIL COMPANY








                           1998 STOCK INCENTIVE PLAN








                                 APRIL 13, 1998







================================================================================

                           CROSS TIMBERS OIL COMPANY

                           1998 STOCK INCENTIVE PLAN


                               ARTICLE 1. GENERAL

     Section 1.1 Purpose. The purposes of this 1998 Stock Incentive Plan (the "Plan") are to: (1) associate the interests of the management of CROSS TIMBERS OIL COMPANY and its subsidiaries and affiliates (collectively referred to as the "Company") closely with the stockholders to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders; (2) provide management with a proprietary ownership interest in the Company commensurate with Company performance, as reflected in increased stockholder value; (3) maintain competitive compensation levels thereby attracting and retaining highly competent and talented directors and employees; and (4) provide an incentive to management for continuous employment with the Company. Certain capitalized terms are defined in Section 6.7.

     Section 1.2.  Administration.

          (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), as constituted from time to time, consisting of two or more members who shall each be an Outside Director appointed by the Board of Directors.

          (b) The Committee shall have the authority in its sole discretion and from time to time to:

              (i) designate the executive employees (as defined in Section 1.3) of the Company eligible to participate in the Plan;

              (ii) grant Awards provided in the Plan in such form and amount as the Committee shall determine;

              (iii) impose such limitations, restrictions and conditions, not inconsistent with this Plan, upon any such Award as the Committee shall deem appropriate; and

              (iv) interpret the Plan and any agreement, instrument or other document executed in connection with the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

          (c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, conclusive and binding upon all persons, including the Company, any participant, any stockholder of the Company and any employee. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     Section 1.3.  Eligibility for Participation.   Participants in the Plan
shall be selected by the Committee from the executive employees of the Company or its Subsidiaries. For the purposes of this Plan, (i) the term "executive employee" shall include only employees who are officers, or who are determined by the Committee, in its discretion, to be key professional, managerial, administrative, or technical employees or supervisors, and (ii) the term "Subsidiary" means any corporation or other entity of which at least 50% of the voting securities are owned by the Company directly or through one or more other corporations, each of which is also a Subsidiary. With respect to non-corporate entities, Subsidiary shall mean an entity managed or controlled by the Company or any Subsidiary and with respect to which the Company or any Subsidiary is allocated more than half of the profits and losses thereof.

     Section 1.4. Types of Awards Under the Plan. Awards under the Plan may be in the form of any one or more of the following:

          (i)    Stock Options, as described in Article II;

          (ii)   Incentive Stock Options, as described in Article III; and/or

          (iii)  Performance Shares, as described in Article IV.

Awards under the Plan shall be evidenced by an Award Agreement between the Company and the recipient of the Award, in form and substance satisfactory to the Committee, and not inconsistent with this Plan. Award Agreements may provide such vesting schedules for Stock Options and Incentive Stock Options, performance targets for Performance Shares, and such other terms, conditions and provisions as are not inconsistent with the terms of this Plan. Subject to the express provisions of the Plan, and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Award Agreements, or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor. However, except as provided in this Plan, no modification of an Award shall impair the rights of the holder thereof without his consent.

     Section 1.5.  Aggregate Limitation on Awards.

          (a) The maximum number of shares of Common Stock which may be issued pursuant to Awards issued under the Plan shall be 6,000,000, of which 3,000,000 may be issued as Performance Shares. In the aggregate with any other stock incentive plan of the Company, the Company may not grant Options or Performance Shares such that the total number of shares of Common Stock subject to outstanding Options and unvested Performance Shares exceeds 6% of the total number of shares of Common Stock that the Company has issued and are outstanding at the time any grants are made. In addition, the maximum number of shares that may be issued to any individual hereunder pursuant to Options or Performance Shares issued hereunder during any one year shall be 600,000 and 300,000, respectively, and the maximum number that may be issued to any individual pursuant to Options or Performance Shares issued hereunder during the life of the Plan shall be 1,200,000 and 600,000, respectively.

          (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan in total or to any individual:

              (i) only the net shares issued (e.g., excluding shares delivered or withheld for payment of an Option exercise or for tax withholding requirements) under the Plan shall be counted when issued upon exercise of a Stock Option or Incentive Stock Option or vesting of Performance Shares; and

              (ii) only the net shares issued as Performance Shares shall be counted as issued (shares reacquired by the Company because of failure to achieve a performance target or failure to become fully vested for any other reason shall again be available for issuance under the
          Plan).

              (iii) any shares of Common Stock subject to a Stock Option or Incentive Stock Option which for any reason is terminated, unexercised or expires shall again be available for issuance under the Plan.

     Section 1.6.  Effective Date and Term of Plan.

          (a) The Plan shall become effective on the date adopted by the Board of Directors, subject to approval by the holders of a majority of the votes of shares of Common Stock and Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting of stockholders of the Company held in 1998.

          (b) No Awards shall be made under the Plan after the tenth anniversary of the effective date of this Plan; provided, however, that the Plan and all Awards made under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

     Section 1.7. Transferability. The Committee may, in its discretion, authorize all or a portion of the Stock Options to be granted under Article II or the Performance Shares to be granted under Article IV to be on terms which permit transfer by the recipient of such a grant to (i) the spouse, children or grandchildren of the recipient ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which (a) the recipient, (b) such Immediate Family Members, (c) corporations, the only owners of which are such Immediate Family Members or the recipient, or (d) trusts whose only beneficiaries are such Immediate Family Members or the recipient, are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Stock Options or Performance Shares are granted must be approved by the Committee, and must expressly provide for the transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Stock Options or Performance Shares shall be prohibited except by will or by the law of descent and distribution. Following transfer, such Stock Options or Performance Shares shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 2.2 and 4.1 hereof, the terms "Optionee" and "participant," respectively, shall be deemed to refer to the transferee. The events of termination of employment of Sections 2.7 and 4.7 hereof shall continue to be applied with respect to the original Optionee and participant, respectively, following which the Stock Options shall be exercisable by the transferee only to the extent and for the periods specified in Section 2.7, and Performance Shares shall vest only to the extent provided in the Award Agreement.

                           ARTICLE II. STOCK OPTIONS

     Section 2.1. Award of Stock Options. The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase the number of shares of Common Stock ("Stock Options") allotted by the Committee. The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

     Section 2.2. Stock Option Agreements. The grant of a Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the Optionee, stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

     Section 2.3. Stock Option Price. The option price per share of Common Stock deliverable upon the exercise of a Stock Option shall be not less than 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted.

     Section 2.4. Term and Exercise. A Stock Option may be exercised during the Option Term and may be subject to such vesting schedule as the Committee may provide in an Award Agreement. No Stock Option shall be exercisable after the expiration of its Option Term.

     Section 2.5. Manner of Payment. Each Award Agreement providing for a Stock Option shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the option price for such shares with cash. Unless otherwise provided in the Award Agreement, the Optionee may also pay to the Company, in full, the option price with Common Stock owned by the Optionee on the date of exercise or Common Stock acquired pursuant to such exercise, valued at the fair market value of a share of Common Stock on the date the Stock Option is exercised, provided that the Optionee provides satisfactory evidence, in the opinion of the Secretary or any Assistant Secretary of the Company, that the Optionee directly owns on the date of exercise shares of Common Stock sufficient to pay the option price, and that the Optionee has owned such shares for at least six months.

     Section 2.6. Delivery of Certificates. As soon as practicable after exercise of the Stock Option and receipt of payment, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. The Optionee shall become a stockholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder.

     Section 2.7. Death, Retirement and Termination of Employment of Optionee. Unless otherwise provided in an Award Agreement or otherwise agreed to by the
Committee:

          (a) Upon the death of the Optionee, any Stock Option to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both (i) the remaining Option Term and (ii) one year after such death. The provisions of this Section shall apply notwithstanding that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of termination of the Optionee's employment.

          (b) Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may exercise any Stock Option to the extent exercisable on the date of termination of the Optionee's employment, provided such option exercise occurs within both (i) the remaining Option Term and (ii) one year (in the case of permanent disability) or three months (in the case of retirement) after such termination.

          (c) In the event of the termination of the Optionee's employment for cause (as determined by the Committee), all Stock Options shall terminate immediately upon the termination of the Optionee's employment.

          (d) Upon termination of the Optionee's employment by reason other than death, disability or cause (as each is determined by the Committee), the Optionee may exercise any Stock Option, to the extent exercisable on the date of termination of the Optionee's employment, provided such option exercise occurs within both (i) the remaining Option Term and (ii) 30 days of the date of termination.

                     ARTICLE III.  INCENTIVE STOCK OPTIONS

     Section 3.1. Award of Incentive Stock Options. The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Code) ("Incentive Stock Options") to purchase the number of shares of Common Stock allotted by the Committee. The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan. Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any owner of 10% or more of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless the Incentive Stock Options (i) have an exercise price of 110% of the fair market value of the Common Stock on the date of grant, and (ii) the Option Term may not be longer than five years.

     Section 3.2. Incentive Stock Option Agreements. The grant of an Incentive Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the Optionee, stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby and in such form as the Committee may from time to time determine.

     Section 3.3. Incentive Stock Option Price. The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted.

     Section 3.4. Term and Exercise. Each Incentive Stock Option may be exercised during the Option Term and may be subject to such vesting scheduling as the Committee may provide in an Award Agreement. No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

     Section 3.5.  Maximum Amount of Incentive Stock Option Grant.   The
aggregate fair market value (determined on the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options first become exercisable by an Optionee during any calendar year (under all plans of the Optionee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

     Section 3.6.  Death of Optionee.

          (a) Upon the death of the Optionee, any Incentive Stock Option to the extent exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both (i) the remaining Option Term and (ii) one year after the Optionee's death.

          (b) The provisions of this Section shall apply notwithstanding that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of termination of the Optionee's employment.

     Section 3.7. Retirement or Disability. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Committee, upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may exercise any Incentive Stock Option, to the extent exercisable on the date of termination of the Optionee's employment, provided such option exercise occurs within both (i) the remaining Option Term and (ii) one year (in the case of permanent disability) or three months (in the case of retirement) after such termination. Notwithstanding the terms of an Award Agreement, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986, as amended, upon the exercise of an Incentive Stock Option shall not be available to an Optionee who exercises any Incentive Stock Options more than (i) six months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

     Section 3.8. Termination for Other Reasons. Except as provided in Sections 3.6 and 3.7 or except as otherwise determined by the Committee in an Award Agreement, all Incentive Stock Options shall terminate immediately upon the termination of the Optionee's employment.

     Section 3.9. Applicability of Stock Options Section. Sections 2.5, Manner of Payment, and 2.6, Delivery of Share Certificates, applicable to Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article III, as though fully set forth herein.

                     ARTICLE IV.  PERFORMANCE SHARE AWARDS

     Section 4.1.  Awards Granted by Committee.   Coincident with or following
designation for participation in the Plan, a participant may be granted Performance Shares. Certificates representing Performance Shares shall be issued to the participant effective as of the date of the Award. A holder of Performance Shares shall have such voting, dividend and other rights of stockholders of the Company as shall be provided in the Award Agreement.

     Section 4.2. Amount of Award. The Committee shall establish a maximum amount of a participant's Award, which amount shall be denominated in shares of Common Stock.

     Section 4.3. Communication of Award. Written notice of the maximum amount of a participant's Award and the Performance Cycle determined by the Committee, if any, shall be given to a participant as soon as practicable after approval of the Award by the Committee. The grant of Performance Shares shall be evidenced by a written Award Agreement, executed by the Company and the recipient of Performance Shares, in such form as the Committee may from time to time determine, providing for the terms of such grant.

     Section 4.4. Amount of Award Payable. Performance Shares may be granted based upon past performance or future performance. In addition to any other restrictions the Committee may place on Performance Shares, the Committee may, in its discretion, provide that Performance Shares shall vest upon the satisfaction of performance targets to be achieved during an applicable Performance Cycle. Failure to satisfy the performance targets may result, in the Committee's discretion as set forth in an Award Agreement, in the forfeiture of the Performance Shares by the participant and the return of such shares to the Company or have any other consequence as determined by the Committee. Performance targets established by the Committee may relate to corporate, group, unit or individual performance and may be established in terms of market price of Common Stock, cash flow or cash flow per share, reserve value or reserve value per share, net asset value or net asset value per share, earnings, or such other measures or standards determined by the Committee. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weight in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Certificates representing Performance Shares shall bear a legend restricting their transfer and requiring the forfeiture of the shares to the Company if any performance targets or other conditions to vesting are not met. The Committee may also require a participant to deliver certificates representing unvested Performance Shares to the Company in escrow until the Performance Shares vest. Notwithstanding the discretion allocated to the Committee under this Section 4.4, any award of Performance Shares to the Chief Executive Officer or any other named executive officer, as listed in the prior year's proxy statement, will comply with the requirements for qualified performance-based compensation under Section 162(m) of the Code and the Treasury regulations promulgated thereunder.

     Section 4.5. Adjustments. At any time prior to vesting of a Performance Share, the Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations or accounting practice, or mergers, acquisitions, divestitures or any other event determined by the Committee.

     Section 4.6. Payments of Awards. Following the conclusion of each Performance Cycle, the Committee shall determine the extent to which performance targets have been attained and the satisfaction of any other terms and conditions with respect to vesting an Award relating to such Performance Cycle. Subject to the provisions of Section 6.3, to the extent the Committee determines Performance Shares have vested, the Company shall issue to the participant certificates representing vested shares free of any legend regarding performance targets or forfeiture in exchange for such participant's legended certificates. Upon election of the participant on the date of vesting, and upon approval by the Committee, the Company may purchase some or all of the participant's vested Performance Shares at the fair market value on the date the Committee determines that the Performance Shares have vested. Within seven business days after receipt of the participant's election, the Committee will inform the participant of its decision whether to approve the purchase of such Performance Shares.

     Section 4.7. Termination of Employment. Unless the Award Agreement provides for vesting upon death, disability, retirement or other termination of employment, upon any such termination of employment of a participant prior to vesting of Performance Shares, all outstanding and unvested Awards of Performance Shares to such participant shall be canceled, shall not vest and shall be returned to the Company.

                         ARTICLE V.  AUTOMATIC GRANTS

     Section 5.1. Grant. Each director who is not an employee of the Company, its subsidiaries, affiliates and managers ("Non-Employee Director") shall be granted, on the date on which he or she is initially elected or appointed a director of the Company, a Stock Option to purchase 2,250 shares of Common Stock for the fair market price on the date of such grant, for an Option Term of ten years. Thereafter, on the first business day following the Annual Meeting of Stockholders of each subsequent year in which the Non-Employee Director is still serving as a director (whether or not such Non-Employee Director's term has been continuous), he or she shall automatically be granted a Stock Option to purchase an additional 2,250 shares of Common Stock for the fair market price on the date of such grant for an Option Term of ten years, and shall automatically be granted, in lieu of a cash fee for serving as a director of the Company, 3,375 Performance Shares, which shall vest immediately.

     Section 5.2.  Applicable Provisions.   The provisions of Section 2.7(a)
relating to the death of an Optionee shall apply to options granted to Non-Employee Directors under Section 5.1, and the Committee may not agree to the contrary in an Award Agreement or otherwise. The provisions of Subsections 2.7(b), (c) and (d) relating to disability and other termination of employment shall not apply to options granted under Section 5.1.

     Section 5.3. Continuation as Director. In the event a Non-Employee Director stands for re-election as a director of the Company but fails to be re-elected, such failure shall not affect the Stock Options granted under this
Article V. In all other events where a Non-Employee Director does not continue as a director of the Company (except for death), the Non-Employee Director may thereafter exercise only those Stock Options that were exercisable upon the date that he or she ceased to be a director and only during the period occurring within two years after such date (but not after the expiration of the Option
Term).

     Section 5.4. Affect of Prior Plan. Prior stock incentive plans of the Company have provided for similar automatic grants to the Non-Employee Directors, but it is the intent of the Company that duplicate automatic grants shall not be made.

                          ARTICLE VI.  MISCELLANEOUS

     Section 6.1. General Restriction. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     Section 6.2.  Non-Assignability.   Except as permitted by Section 2.8
hereof, no Award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution, and during the life of the recipient, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

     Section 6.3. Withholding Taxes. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company in cash amounts sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificates for such shares. Alternatively, the Company may allow the participant to submit shares of Common Stock to satisfy the withholding requirement or may issue, transfer or vest only such number of shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     Section 6.4. Right to Terminate Employment. Nothing in the Plan or in any Agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

     Section 6.5. Non-Uniform Determinations. The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     Section 6.6. Rights as a Stockholder. The recipient of any Award under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to him (except as to Performance Shares as provided under Section 4.1).

     Section 6.7. Definitions. In this Plan the following definitions shall apply:

          (a) "Award" shall mean a grant of Stock Options, Incentive Stock Options or Performance Shares under the Plan.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean shares of stock which may be issued under the Plan that are authorized and unissued or treasury shares of common stock, par value of one cent, of the Company.

          (d) "Fair market value" as of any date and in respect of any share of Common Stock means the average of the high and low sales price on such date or on the next business day, if such day is not a business day, or if no trading occurred on such day, then on the first day preceding such day on which trading occurred, of a share of Common Stock traded on the New York Stock Exchange or any other public securities market selected by the Committee, provided that, if shares of Common Stock shall not have been traded on the New York Stock Exchange or other public securities market for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

          (e) "Option" means a Stock Option or Incentive Stock Option.

          (f) "Optionee" shall mean the holder of a Stock Option or an Incentive Stock Option.

          (g) "Option price" means the purchase price per share of Common Stock deliverable upon the exercise of a Stock Option or Incentive Stock Option.

          (h) "Option Term" shall mean a period of ten years from the date of grant thereof in which an Option may be exercised, unless a shorter period is provided by the Committee or by another Section of this Plan.

          (i) "Outside Director" means a director of the Company who (i) is not a current employee of the Company; (ii) is not a former employee of the Company who receives compensation from the Company for prior services (other than benefits under a tax-qualified retirement plan); (iii) has not been an officer of the Company; (iv) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director; and (v) does not possess an interest in a transaction, or is engaged in a business relationship, that would require disclosure under
     Item 404(a) or (b) of Regulation S-K promulgated by the Securities and Exchange Commission.

          (j) "Performance Cycle" means the period of time, if any, as specified by the Committee over which Performance Shares are vested.

     Section 6.8. Leaves of Absence. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any recipient who takes such leave of absence.

     Section 6.9. Newly Eligible Employees. The Committee shall be entitled to make such rules, regulations, determinations and Awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an Award or incentive period.

     Section 6.10.  Adjustments.

          (a) In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan as Options or Performance Shares and the limitations on the maximum number that may be issued to any individual during any one year or the life of the Plan, the number of shares of Common Stock subject to Options or Performance Shares theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

          (b) In the event of a subdivision or consolidation of shares or other increase or reduction in the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then (a) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock purchasable pursuant to a Stock Option granted automatically pursuant to Section 5.1 after the date of increase, and the number of Performance Shares granted automatically pursuant to Section 5.1 after the date of such increase, shall be proportionately increased; and (b) in the event of a decrease in the number of such shares outstanding, the number of shares of Common Stock purchasable pursuant to a Stock Option granted automatically pursuant to
     Section 5.1 after the date of decrease, and the number of Performance Shares granted automatically pursuant to Section 5.1 after the date of such decrease, shall be proportionately decreased.

          (c) Any such adjustment in outstanding Options will be made with a corresponding adjustment in the exercise price per share so that the total exercise price applicable to such Options will not change.

     Section 6.11.  Changes in the Company's Capital Structure.

          (a) The existence of outstanding Options or Performance Shares shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, (i) each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock, other securities or consideration to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of the Company equal to the number of shares as to which such Option had been exercisable and (ii) unless otherwise provided by the Committee, the number of shares of Common Stock, other securities or consideration to be received with respect to unvested Performance Shares shall continue to be subject to the Award Agreement, including any vesting provisions thereof.

          (c) If the Company is about to be merged into or consolidated with another corporation or other entity under circumstances where the Company is not the surviving corporation, or if the Company is about to sell or otherwise dispose of substantially all of its assets to another corporation or other entity while unvested Performance Shares or unexercised Options remain outstanding, the Committee may direct that any of the following shall occur:

              (i) If the successor entity shall agree to assume the obligation to deliver shares of stock or other securities after the effective date of the merger, consolidation or sale of assets, as the case may be, each holder of an outstanding Option shall be entitled to receive, upon the exercise of such Option and payment of the option price, in lieu of shares of

          Common Stock, such shares of stock or other securities as the holder of such option would have been entitled to receive had such Option been exercised immediately prior to the consummation of such merger, consolidation or sale, and the terms of such Option shall apply as nearly as practicable to the shares of stock or other securities purchasable upon exercise of the Option following such merger, consolidation or sale of assets;

              (ii) The Committee may waive any limitations set forth in this Plan or any Award Agreement with respect to such Option or Performance Share such that (A) such Option shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets or (B) the vesting of such Performance Share shall occur upon such merger, consolidation or sale of asset; and/or

              (iii) The Committee may cancel all outstanding Options as of the effective date of any such merger, consolidation or sale of assets, provided that prior notice of such cancellation shall be given to each holder of an Option at least 30 days prior to the effective date of such merger, consolidation or sale of assets, and each holder of an Option shall have the right to exercise such Option, to the extent exercisable, during a period of not less than 30 days prior to the effective date of such merger, consolidation or sale of assets.

          (d) Except as herein provided, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash, property, services performed or other consideration, shall not adversely affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     Section 6.12.  Amendment of the Plan.

          (a) The Committee may, without further action by the stockholders and without receiving further consideration from the participants, amend this Plan or condition or modify Awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

          (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan or to any individual (other than increases pursuant to Sections 6.10 and 6.11), or (ii) change the employees or class of employees eligible to participate in the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not, without the consent of a participant, adversely affect his or her rights under an Award previously granted to him or her.

                                                                       EXHIBIT B

================================================================================









                           CROSS TIMBERS OIL COMPANY







                         1998 ROYALTY TRUST OPTION PLAN







                                 APRIL 13, 1998








================================================================================

                           CROSS TIMBERS OIL COMPANY

                         1998 ROYALTY TRUST OPTION PLAN


     1. Purpose. The purposes of this 1998 Royalty Trust Option Plan (the "Plan") is to advance the interests of Cross Timbers Oil Company (the "Company") by providing management the option to acquire income yielding interests in properties in which the Company shares economic interests. By sharing with the Company the economic benefits of certain properties that are managed by the Company, key employees are provided additional incentives in the success of the Company. Further, since the Plan will allow participants in the Plan to pay for the exercise of their options by tendering Common Stock of the Company (as provided below), it will provide greater liquidity to the participants so that they will not have to sell the Common Stock of the Company that they own.

     2. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Subject to the provisions of the Plan, the Committee is authorized to determine participants to whom options will be granted, the times at which options will be granted, the periods during which they will be exercisable, and the number of units of the royalty trusts ("Units") subject to options, the exercise price and other terms and conditions of such options. The Committee shall have full and final authority to interpret the Plan and options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and the options, and to make other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and binding on all persons. A majority of the Committee shall constitute a quorum, and the Committee shall act pursuant to a majority vote or by unanimous written consent.

     3. Eligibility. Such key employees of the Company and any of its subsidiaries as the Committee shall determine from time to time, shall be eligible to be granted options under the Plan.

     4.  Units Subject to Options.   Company may grant options to purchase Units
in an aggregate amount that may not exceed $12,000,000 in fair market value on the date of the grant. If any outstanding option under the Plan is forfeited, expires or is terminated for any reason, the Units subject to the unexercised portion of such option shall again be available for issuance pursuant to the grant of options. The grant of any option under the Plan shall be evidenced by a written agreement executed by the Company and the optionee, in such form and containing such terms and conditions as the Committee may determine, subject to the provisions and limitations contained in the Plan.

     5. Transferability of Options. The Committee may in its discretion provide in any option agreement that all or a portion of such option may be transferred by the optionee on such terms and subject to such limitations set forth in the option agreement. Unless an option agreement specifically permits transfer of an option, no option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during the lifetime of the optionee only by the optionee or by his or her guardian or legal representative.

     6. Allotment of Units; Exercise Price. The Committee shall determine, subject to the limitations set forth in paragraph 4, the total number of Units covered by each option to be granted to each optionee under the Plan. The exercise price of each option will be not less than 100% of the fair market value of a Unit on the date the option is granted. The aggregate maximum value of options that can be granted to any one individual shall be $2,000,000, valued at the fair market value on the date of grant.

     7. Term of Option. Each option shall be granted for such term as the Committee shall determine; provided, that no term of any option shall extend more than 3 years after the date of grant.

     8. Exercise. Each option shall be exercisable from and after the date of grant until such option shall terminate or expire. No option shall be exercised for fewer than 100 Units unless the remaining Units purchasable under the option are fewer than 100 Units.

     9.  Payment for Units.

          (a) Purchase Price. The purchase price of each Unit purchased upon the exercise of any option granted hereunder shall be paid in full at the time of such purchase, and a certificate representing such Units shall be delivered therefor. Until the Unit certificate for such Units is issued in the optionee's name, such optionee will have no rights of a holder of Units, including, but not limited to, the right to receive cash distributions. Payment may be made in whole or in part in cash or, unless the Committee shall at any time determine otherwise, in common stock of the Company ("Common Stock") previously owned by the optionee, valued at Fair Market Value of such Common Stock on the day preceding the date of exercise. "Fair Market Value" of the Units or of Common Stock as of any date shall be the average of the high and low sales price on such date (or if no trades occurred on such date on the next preceding day on which trading occurred) of a Unit or share of Common Stock traded on the New York Stock Exchange or any other public securities market selected by the Committee, provided that, if Units or shares of Common Stock shall not have been traded on the New York Stock Exchange or other public securities market for more than 10 days immediately preceding such date, or if the Units are not publicly traded, or if deemed appropriate by the Committee for any other reason, the fair market value of Units or shares of Common Stock shall be as determined by the Committee in such other manner as it may deem appropriate.

          (b) Tax Withholding. It shall be a condition to the performance of the Company's obligation to sell or transfer Units upon exercise of an option that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issuance or transfer of such shares. Unless otherwise determined by the Committee at any time, the optionee may satisfy federal or state tax withholding obligations by delivery of previously owned shares of Common Stock, the Fair Market Value of which does not exceed the amount required to cover the federal or state tax obligation (including FICA) incurred in connection with the exercise of such option.

     10.  Termination of Options.

          (a) Death. In the event of the death of the optionee, any option to the extent exercisable on the date of death may be exercised by the optionee's estate, or by a person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee, provided that such exercise occurs within both (i) the remaining term of the option and (ii) one year. The provisions of this Section 10(a) shall apply notwithstanding that the optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of termination of the Optionee's employment.

          (b) Retirement or Permanent Disability. In the event of the termination of the optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the optionee may exercise any option, to the extent exercisable on the date of termination of the optionee's employment, provided such option exercise occurs within both (i) the remaining term of the option and (ii) one year (in the case of permanent disability) or three months (in the case of retirement).

          (c) Cause. In the event of the termination of the optionee's employment for cause (as determined by the Committee), the option shall terminate immediately upon the termination of the optionee's employment.

          (d) Other Termination. In the event of the termination of the optionee's employment by reason other than death, disability or cause (as each is determined by the Committee), the optionee may exercise any option, to the extent exercisable on the date of termination of the optionee's employment, provided such option exercise occurs within both (i) the remaining term of the option and (ii) 30 days of the date of termination.

     11. Restrictions on Transfer of Units. Except at such time as the Units are publicly traded, no optionee shall sell, assign, pledge, encumber or otherwise transfer, except to the Company, any Unit purchased upon exercise of an option. Until such time as the issuance of options is covered by a then effective registration statement under the Securities Act of 1933, as amended, each option agreement shall provide that as a condition to the Company's obligation to sell Units upon exercise of an option, the optionee shall represent in writing that the Units are being acquired for investment only and not for resale or with a view to distribution. Each option agreement may include such other terms and conditions as the Committee, in its discretion, may deem advisable with respect to compliance with federal and state securities laws.

     12. Sale/Repurchase Rights. If at any time prior to the public offering of the Units an optionee ceases to be employed by the Company or any subsidiary for any reason whatsoever, the Company shall have a right to repurchase from the optionee, and the optionee shall have a right to sell to the Company (subject to any contractual or legal limitation then imposed on the Company), for cash during a period of 90 days following the date of such termination of employment (or such longer period set forth in the option agreement) all or any portion of the Units acquired by the optionee upon exercise of any option at a purchase price equal to the fair market value of the Units on the date of such termination of employment. Each option agreement shall contain such terms and conditions relating to such sale and repurchase rights as the Committee shall deem appropriate.

     13. Adjustment of Options. In the event of any dividend, split, combination of Units, merger, consolidation, recapitalization, reclassification or other similar capital or structure change of the royalty trusts, the number of Units at the time of such change remaining subject to the Plan, the number of Units subject to any outstanding options and the exercise price thereof and any other relevant provisions of such options shall be appropriately adjusted to reflect such change, and the Committee's determination as to the terms of any such adjustments shall be binding and conclusive on all persons.

     14. Effective Date and Term. The Plan shall become effective on the date of approval of the Plan by the holders of a majority of the shares of Common Stock present at a duly held meeting of stockholders of the Company. The Plan shall terminate on the fifth anniversary of the effective date of the Plan; provided that all outstanding options granted under the Plan prior to such termination date of the Plan shall remain in effect in accordance with the terms of such options.

     15. Amendment. The Board of Directors may at any time suspend or terminate the Plan or amend it from time to time in any respect, except that without the appropriate approval of the holders of Common Stock, no such amendment shall increase the maximum number of Units subject to the Plan.

     16. Legal Compliance. The obligation of the Company to sell and deliver Units pursuant to the exercise of an option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations applying to the authorization, issuance, listing or sale of securities.

     17. No Employment Right. Nothing contained in the Plan or in any option granted thereunder shall confer upon any optionee any right to continued employment by the Company, any of its subsidiaries or affiliate, or limit in any way the right of the Company, any of its subsidiaries or its affiliates to terminate the optionee's employment at any time. The granting of any option hereunder shall impose no obligation upon the optionee to exercise any option.

PROXY

                           CROSS TIMBERS OIL COMPANY
            810 HOUSTON STREET, SUITE 2000, FORT WORTH, TEXAS 76102

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CROSS TIMBERS OIL COMPANY
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 19, 1998

The undersigned hereby appoints Bob R. Simpson, Steffen E. Palko, J. Richard Seeds and Louis G. Baldwin and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to vote all shares of Cross Timbers Oil Company Common Stock and/or Preferred Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, May 19, 1998 on the First Floor of the W.T. Waggoner Building, 810 Houston Street, Fort Worth, Texas, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREIN. AS TO SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES LISTED ABOVE ACCORDING TO THEIR DISCRETION.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

                                        Please mark
                                        your votes as    [X]
                                        indicated in
                                        this example

1.  Election of Directors

CLASS II DIRECTORS (Three-Year Term):    Bob R. Simpson, Scott G. Sherman

CLASS III DIRECTOR (One-Year Term):      Jack P. Randall

VOTE FOR ALL NOMINEES          VOTE WITHHELD
(except as marked - See     as to ALL nominees
 INSTRUCTION)
        [_]                        [_]

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
              THROUGH THE NOMINEE'S NAME ABOVE.

2.  Approval of the 1998 Stock Incentive Plan

      FOR          AGAINST      ABSTAIN
      [_]            [_]          [_]

3.  Approval of the 1998 Royalty Trust Option Plan

      FOR          AGAINST      AGAINST
      [_]            [_]          [_]



SIGNATURE_________________________SIGNATURE_______________________DATE__________
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN. IF A CORPORATION, SIGN IN CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.